UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 2, 2020 (April 2, 2020)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant’s telephone number, including area code)
(Address of principal executive offices, including zip code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

Norfolk Southern Corporation is committed to safeguarding our employees, serving our customers and maintaining critical transportation infrastructure for our communities during the COVID-19 pandemic. The COVID-19 pandemic is rapidly developing and generating significant uncertainty in the economy, and it could have a material adverse impact on our results of operations and financial condition, dependent on numerous risks and uncertainties. The magnitude and duration of the outbreak, its impact on our supply chain partners and general economic conditions, and the extent of social distancing measures and non-essential business shutdowns will influence the demand for our services and affect our revenues. In addition, COVID-19 could affect our operations and business continuity if a significant number of our essential employees, overall or in a key location, are quarantined from contraction of or exposure to the disease or if governmental orders prevent our operating employees or critical suppliers from working. The Department of Homeland Security has identified railroads as part of the United States critical infrastructure, and state and local governments have deemed certain railroad employees to be essential under current executive orders.

Norfolk Southern’s outlook and guidance announced during our earnings call on January 29, 2020, does not take into consideration the COVID-19 pandemic impact and its associated risks to our business. We will provide an update on the impact of the COVID-19 pandemic during our first quarter earnings call scheduled for April 29, 2020.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements:

This report contains forward-looking statements within the meaning of the safe harbor provision of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or future performance of Norfolk Southern. We have based these forward-looking statements on our current expectations, assumptions, estimates, beliefs, and projections. While we believe these expectations, assumptions, estimates, beliefs, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These and other important factors, including the risks and uncertainties related to the COVID-19 pandemic and those discussed under “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”), as well as Norfolk Southern’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION

(Registrant)

/s/ Virginia K. Fogg

Name:   Virginia K. Fogg
Title:    General Counsel Corporate

Date: April 2, 2020